UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2023

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7905 Quivira Road Lenexa, KS	66215
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (816) 701-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	TWNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2023, Hostess Brands, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The J. M. Smucker Company, an Ohio corporation (“Parent”), and Parent’s wholly owned subsidiary, SSF Holdings, Inc., a Delaware corporation (“Purchaser”).

The Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence an exchange offer (the “Offer”) to purchase any and all of the issued and outstanding shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share (the “Company Common Stock”), of the Company in exchange for (i) $30.00 in cash (the “Cash Consideration”), and (ii) 0.03002 of Parent’s common stock, no par value (“Parent Common Stock”) (the “Stock Consideration, and together with the Cash Consideration, the “Offer Consideration”), plus cash in lieu of fractional shares, in each case, without interest and subject to adjustment in accordance with the terms of the Merger Agreement. Based on the closing price of Parent’s Common Stock on September 8, 2023, of $141.58, the share component of the Offer Consideration as of the time of signing of the Merger Agreement had a market value of $4.25 per share of Company Common Stock.

Parent and Purchaser have agreed to extend the Offer on one or more occasions in consecutive increments of up to ten (10) Business Days each (or such longer period as the parties may agree, provided, that if only the Minimum Tender Condition (as defined below) is outstanding, then there shall not be more than three (3) such extensions)), until such time as all Offer Conditions (as defined below) are satisfied or waived (provided the Offer may not be extended if all Offer Conditions have been satisfied or waived in accordance with the terms of this Agreement); provided, however, that, without the Company’s prior written consent, Purchaser may not extend the Offer beyond the earlier of the End Date (as defined in the Merger Agreement) and the termination of this Agreement in accordance with its terms.

Promptly following the consummation of the Offer, and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into the Company as provided in the Merger Agreement with the Company being the surviving corporation (the “Merger” and, together with the Offer, the “Transaction”),. The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits completion of the Merger without a vote of the holders of the Company Common Stock upon the acquisition by Purchaser of a majority of the aggregate voting power of the Company Common Stock that are then issued and outstanding. In the Merger, each then-outstanding share of Company Common Stock, other than shares held in treasury, by Parent, the Company, or their respective subsidiaries and shares held by stockholders who have validly exercised their appraisal rights under the DGCL, will be cancelled and converted into the right to receive the Offer Consideration. The date on which the closing of the Merger occurs is referred to as the “Closing Date”.

Conditions to the Transaction

The obligation of Parent and Purchaser to consummate the Offer is subject to conditions set out in the Merger Agreement (the “Offer Conditions”), including the condition that there be validly tendered and not validly withdrawn prior to the expiration of the Offer a number of Shares that, together with the number of Shares, if any, then owned beneficially by Parent and Purchaser (together with their wholly owned subsidiaries) would represent a majority of the Shares outstanding as of the consummation of the Offer (the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by Purchaser without the prior written consent of the Company. The Offer Conditions also include the following:

•

(i) the applicable waiting period, together with any extensions thereof, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, and (ii) the Canadian Competition Act Approval (as defined in the Merger Agreement) shall have been obtained;

•

no Law or Order of any Governmental Entity (all as defined in the Merger Agreement) with competent jurisdiction shall be in effect which restrains, prohibits or otherwise makes illegal the consummation of the Offer or the Merger;

•	the accuracy of the representations and warranties of the Company (subject to certain materiality exceptions), and material compliance by the Company with its covenants under the Merger Agreement;

•	the Merger Agreement shall not have been validly terminated in accordance with its terms;

•	since the date hereof, no Company Material Adverse Effect (as defined in the Merger Agreement) shall have occurred;

•

the registration statement on Form S-4 to be filed by Parent registering the Parent Common Stock to be issued in the Offer and the Merger shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended, and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the Securities and Exchange commission (the “SEC”) and remain in effect and no proceeding to that effect shall have been commenced; and

•	the Parent Common Stock to be issued in the Offer and the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

The obligation of Parent and Purchaser to consummate of the Offer and the Merger is not subject to any financing condition.

Treatment of Equity Awards

The Merger Agreement provides for the following treatment of the Company’s equity awards:

•

Stock options that are outstanding as of immediately prior to the Effective Time (each, an “Option”) will be cancelled in exchange for a cash amount equal to the difference between the Merger Consideration Value (as defined below) and the applicable exercise price applicable to each such Option, less applicable withholding, except that for any Option granted after December 31, 2023, the number of Shares underlying such Option for the purpose of determining the applicable cash amount, will be prorated for the length of service between January 1, 2024 and the Closing Date;

•

Restricted stock unit (“RSU”) awards (whether vested or unvested) will be cancelled in exchange for a cash amount equal to Merger Consideration Value per share underlying the RSU award, less applicable withholding, except that for any RSU awards granted after December 31, 2023, the number of Shares in respect of such RSU awards for the purpose of determining the applicable cash amount, will be prorated for the length of service between January 1, 2024 and the Closing Date;

•

Performance stock unit (“PSU”) awards (i) for which the applicable performance period has ended prior to the Effective Time will be treated as RSU awards and cancelled in exchange for a cash amount equal to Merger Consideration Value per share issuable in settlement in accordance with the award, and (ii) for which the applicable performance period is ongoing immediately prior to the Effective Time will be treated as if the relevant performance period concluded as of immediately prior to the Effective Time and such award shall otherwise be treated as RSU awards and cancelled in exchange for a cash amount equal to Merger Consideration Value per share issuable in settlement distributable in accordance with the award (with no pro ration on account of the shortened performance period for PSU awards with a performance period ending on or before December 31, 2025 and proration of the Shares underlying any PSU award with a performance period ending after December 31, 2025 based on the portion of the performance period that has elapsed prior to the Closing Date), in each case, less applicable withholding; and

•

The existing offering period under the Company’s Employee Stock Purchase Plan (“ESPP”) will continue in accordance with its terms, except that if the Effective Time occurs prior to last day of the existing offering period, the offering period will be shortened so that the exercise date for the offering period will occur immediately prior to the Effective Time and employees participating in the existing offering period will be entitled to purchase shares under the ESPP on the earlier exercise date in accordance with their elections for such offering period and the terms of the ESPP and the ESPP will be terminated.

The Merger Agreement defines Merger Consideration Value as a cash amount equal the sum of (i) the Cash Consideration plus (ii) the product obtained by multiplying (x) the Stock Consideration by (y) the Parent Trading Price (defined as the volume weighted average price per share of Parent Common Stock for the consecutive period of ten (10) trading days beginning on the thirteenth trading day immediately preceding the Closing Date and concluding at the close of trading on the third trading day immediately preceding the Closing Date, as calculated by Bloomberg Financial LP under the function “VWAP”).

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of the Company, Parent and Purchaser that are customary for a transaction of this nature. The Company has agreed, among other things, to use commercially reasonable efforts to operate its business in the ordinary course until the time at which the Purchaser irrevocably accepts for purchase all Shares validly tendered (and not validly withdrawn) pursuant to the Offer and not to engage in specified types of transactions during such period. The Company has also agreed to customary non-solicitation restrictions, including not to initiate, solicit, knowingly facilitate or engage in discussions with third parties regarding other proposals for alternative business combination transactions involving the Company or change the recommendation of the Company Board of Directors (“Company Board”) to the Company’s stockholders regarding the Offer, in each case, except as otherwise permitted by the Merger Agreement, including to enter into an alternative transaction that constitutes a Superior Proposal (as defined in the Merger Agreement) in compliance with the Company Board’s fiduciary duties under applicable law and subject to payment of a termination fee (described below).

Termination and Termination Fee

The Merger Agreement also contains certain termination provisions for both the Company and Parent, including, among others, the right of both parties to terminate for failure to consummate the Offer on or before September 10, 2024 (which, as provided, in the Merger Agreement may be extended to March 10, 2025). If the Merger Agreement is terminated under specified circumstances, including with respect to the Company’s entry into an agreement with respect to certain alternative transactions with respect to a Superior Proposal or a change of the recommendation of the Company board of directors, the Company will be required to pay the Parent a termination fee of $175,000,000.

Board Approval and Recommendation

The Company’s Board of Directors has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of, the Company and its stockholders, (ii) duly authorized and approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder and the consummation of the transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein, (iii) resolved that the Merger Agreement and the transactions contemplated thereby will be governed by and effected under Section 251(h) and other relevant portions of the DGCL and (iv) resolved to recommend to holders of the Shares to accept the Offer and tender their Shares pursuant to the Offer.

Additional Information

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties. Moreover, some of those representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Additional Information and Where to Find It

The exchange offer referenced in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the exchange offer materials that the Company, Parent or Purchaser will file with the SEC. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The solicitation and offer to buy Company stock will only be made pursuant to an Offer to Exchange and related exchange offer materials that Parent will file with the SEC. At the time the exchange offer is commenced, Parent and Purchaser will file a tender offer statement on Schedule TO, Parent will file a registration statement on Form S-4 and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. HOSTESS BRANDS’ STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HOSTESS BRANDS SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE EXCHANGE OFFER. The Offer to Exchange, the related Letter of Transmittal, certain other exchange offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be made available to all stockholders of the Company at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either the Company or Parent. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.hostessbrands.com. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at https://investors.jmsmucker.com.

In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, Parent and the Company each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the Internet at the SEC’s website at http://www.sec.gov.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This filing includes certain forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties relating to future events and the future performance of The J.M. Smucker Co. and Hostess Brands. The forward-looking statements may include statements concerning our current expectations, estimates, assumptions and beliefs concerning future events, conditions, plans and strategies that are not historical fact. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “intend,” “believe,” “expect,” “anticipate,” “should,” “planned,” “projected,” “estimated,” and “potential,” among others . Federal securities laws provide a safe harbor for forward-looking statements to encourage companies to provide prospective information. We are providing this cautionary statement in connection with the safe harbor provisions. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made, when evaluating the information presented in this press release, as such statements are by nature subject to risks, uncertainties and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the Transaction; uncertainties as to how many of the Company’s stockholders will tender their stock in the exchange offer; the possibility that competing offers will be made; the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, including failure to receive required regulatory approvals; the possibility that the Transaction does not close; risks related to Parent’s ability to realize the anticipated benefits of the Transaction; the effect of the announcement or pendency of the Transaction on the Company’s ability to retain key personnel and to maintain relationships with customers, suppliers and other business partners; risks relating to potential diversion of management attention from the Company’s ongoing business operations; negative effects of this announcement or the consummation of the Transaction on the market price of Parent’s the Company’s common stock and/or operating results; and other matters. A more complete description of these and other material risks can be found under “Risk Factors” in reports and statements filed by Parent and the Company, respectively, with the SEC, including each of Parent and the Company’s most recent Annual Reports on Form 10-K, as well as the Form S-4 and related exchange offer documents to be filed by Parent and and the Purchaser and the Schedule 14D-9 to be filed by the Company. The Company does not undertake any obligation to update or revise these forward-looking statements, which speak only as of the date made, to reflect new events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2023, among Hostess Brands, Inc, a Delaware corporation, The J.M. Smucker Company, an Ohio corporation (“Parent”), and Parent’s wholly owned subsidiary, SSF Holdings, Inc , a Delaware corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

By:	/s/ Jolyn Sebree
Jolyn Sebree
Senior Vice President, General Counsel and Secretary

Date: September 12, 2023